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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 10, 2002
                                                       -------------------


                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
           (Exact name of Registrants as Specified in their Charters)



           Delaware                      001-14387               06-1522496
           Delaware                      001-13663               06-1493538
------------------------------   -------------------------  --------------------
(States or Other Jurisdictions   (Commission file Numbers)     (IRS Employer
      of Incorporation)                                     Identification Nos.)


     Five Greenwich Office Park, Greenwich, Connecticut             06830
     --------------------------------------------------           ----------
          (Address of Principal Executive Offices)                (Zip Code)


        Registrants' telephone number, including area code (203) 622-3131
                                                           --------------


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Item 5.  Other
         -----

         On December 10, 2002, United Rentals, Inc., issued the press release attached hereto as exhibit 99.1.


Exhibit
-------

99.1     Press release of United Rentals, Inc., dated December 10, 2002





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of December, 2002.

                             UNITED RENTALS, INC.


                             By:   John N. Milne
                                   ---------------------------------------------
                                   Name:   John N. Milne
                                   Title:  President and Chief Financial Officer



                             UNITED RENTALS (NORTH AMERICA), INC.


                             By:   John N. Milne
                                   ---------------------------------------------
                                   Name:   John N. Milne
                                   Title:  President and Chief Financial Officer


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